SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  August 29, 2002





                        CURATIVE HEALTH SERVICES, INC.
            (Exact name of registrant as specified in its charter)


        Minnesota                   000-19370                    41-1503914
  (State or other jurisdiction of  (Commission                (I.R.S. Employer
  incorporation or organization)  File Number)              Identification No.)


              150 Motor Parkway, Hauppauge, New York 11788-5145

             (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:   (631) 232-7000

                                 Not Applicable
        (Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure

     As previously reported, Curative Health Services, Inc. (the "Company") acquired all of the outstanding capital stock of Apex Therapeutic Care, Inc. ("Apex") on February 28, 2002. The consideration paid by the Company consisted of $18,700,000 in cash, a $5,000,000 contingent convertible note, and 1,805,970 shares of Curative common stock which were subsequently registered for resale by the shareholders of Apex on a Form S-3 registration statement. With respect to these shares of common stock, the following table provides the date and number of shares that will become freely tradable in accordance with the provisions of the Registration Rights and Lock-Up Agreement entered into by the Company and Apex in connection with the acquisition, subject to Company's right to waive these restrictions at any time as to some or all of the shares.

               Date                No. of Shares Tradable
               ----                ----------------------
             08/29/02                      750,000
             03/01/03                      247,500
             05/29/03                      112,500
             08/29/03                      112,500
             11/29/03                      112,500
             02/29/04                      470,970
                                           -------

              Total:                      1,805,970
                                          =========

Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    CURATIVE HEALTH SERVICES, INC.


Date:  September 6, 2002               By:/s/____________________________
                                          Thomas Axmacher
                                          Chief Financial Officer